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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                 April 17, 2003

                            MODERN MFG SERVICES, INC.

..............................................................................
             (Exact name of registrant as specified in its charter)

  Nevada                                                          840503585
(State or other
jurisdiction                                           (IRS Employer of
incorporation)                                         Identification No.)


        9119 Ridgetop Boulevard, Suite 360, Silverdale, Washington 98383
................................................................................
               (Address of principal executive offices) (Zip Code)

                                 (360) 692-0446
 ..............................................................................
               Registrant's telephone number, including area code
                                        .
                    6605 202nd SW, Lynnwood, Washington 98036
 ..............................................................................
         (Former name or former address, if changed since last report.)




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ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS.

         Effective April 4, 2003 and pursuant to that certain Agreement and Plan of Merger (the "Agreement") of the same date by and between Modern MFG Services, Inc. a Nevada Corporation (the "Company"), Modern Acquisition, Inc., a Washington corporation, and a wholly-owned subsidiary of the Company ("Acquisition"), and Integrated Maritime Platforms International, Inc., a Washington corporation ("Integrated"), Integrated merged into Acquisition and became a wholly-owned subsidiary of the Company. In connection with the consummation of the Agreement, Integrated shareholders acquired four million (4,000,000) restricted shares of the Company's common stock in exchange for four hundred thousand (400,000) shares of Integrated's common stock. The Company did not acquire any assets as result of this transaction. As a result of the consummation of the Agreement, the Company will close its offices and relocate to the offices at Integrated located at 9119 Ridgetop Boulevard, Suite 360, Silverdale, Washington 98383.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The Company intends to change its name from "Modern MFG Services, Inc." to "Radix Marine, Inc." in the near future.

         In connection with the impending name change, the Company's trading symbol for quotation on the NASD Over-the-Counter Bulletin Board will be changed from "MMFS.OB" to a new trading symbol.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Financial Statements of Integrated. The financial statements required by this item will be filed by amendment no later than sixty (60) days after the date that this initial Report is filed.

b) Pro Forma Financial Information. The pro-forma financial statements required by this item will be filed by amendment no later than sixty (60) days after the date that this initial Report is filed.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Modern Manufacturing, Inc.
                                            (Name of Registrant)


Date:  April 18, 2003                       By: /S/ KATHY BRIGHT
                                               --------------------------
                                               Kathy Bright
                                               President and Chief Executive
                                               Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
------              -----------

10                  Agreement and Plan of Merger dated April 4, 2003




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